SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 14, 2004

Advanced Viral Research Corp.

(Exact name of registrant as specified in its charter)

Commission file number: 33-2262-A

Delaware	59-2646820
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

200 Corporate Boulevard South, Yonkers, New York 10701
(Address of principal executive offices)

(914) 376-7383
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     Effective December 14, 2004, Charles H. Moore was appointed to the board of directors of Advanced Viral Research (the “Company”). Mr. Moore will serve on the Company’s Audit Committee and Compensation Committee of the board of directors.

     A copy of the press release announcing the appointment of Mr. Moore is attached hereto as Exhibit 99.1 and is incorporated by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number	Description
99.1	Press Release dated December 16, 2004 announcing the appointment of Charles H. Moore to the Board of Directors.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 16, 2004	ADVANCED VIRAL RESEARCH CORP. (Registrant)
	By:	/s/ Elma Hawkins
Elma S. Hawkins, Ph.D., MBA
Chief Executive Officer

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